UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2011

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	1-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Federal Plaza, Suite 1525 28 East Main Street Rochester, NY	14614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable

(Former name or former address, if changed since last report.)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 29, 2011, Document Security Systems, Inc. (the “Company”) and Plastic Printing Professionals, Inc. (“P3), a wholly owned subsidiary of the Company (collectively, the “Borrower”), entered into a Commercial Term Note (the “Note”) with Neil Neuman (the “Lender”) whereby the Borrower borrowed $650,000 from the Lender. The applicable interest rate under the Note is 6.5% per annum, and the term is forty-eight months (the “Term”). Commencing on August 1, 2011, the Lender shall be entitled to receive equal monthly installments of $13,584.89 for the Term of the Note, and a final balloon payment of $100,000 on August 1, 2015. Payments made after 10 days of their respective due dates shall be subject to a late charge of 5%.  Any reasonable expense incurred by the Lender (including reasonable attorneys’ fees and disbursements) in connection with the administration or enforcement of the Note shall be paid by the Borrower and, if not timely paid, shall earn interest at the same rate as the principal.

The Borrower may prepay all or a portion of the outstanding principal balance prior to maturity at any time, without penalty.

The Note is collateralized by all of the machinery and equipment of P3.

The proceeds from the Note will be used to pay in full all sums owed by the Company under a Credit Agreement executed between the Company and Fagenson & Co., Inc., as agent for certain lenders, dated January 4, 2008. Upon such payment the Credit Agreement between the Company and Fagenson & Co., Inc. will be terminated in its entirety and the Company will have no further obligations thereunder.

The Lender is neither an affiliate of, nor a related party to, the Company or P3.

The forgoing description is a summary only, does not purport to set forth the complete terms of the Note, and is qualified in its entirety by reference to the Note, which is filed as an exhibit to this Current Report.

Item 1.02 Termination of a Material Definitive Agreement.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Commercial Term Note between Document Security Systems, Inc., Plastic Printing Professionals, Inc. and Neil Neuman, dated June 29, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: June 30, 2011	By:	/s/ Patrick A. White
Patrick A. White
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Commercial Term Note between Document Security Systems, Inc., Plastic Printing Professionals, Inc. and Neil Neuman, dated June 29, 2011